NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Bond Index Fund
NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund

Supplement dated October 27, 2010
to the Prospectus dated May 1, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Bond Index Fund

1.           On page 4 of the Prospectus following “Portfolio Management – Portfolio Managers,” the reference to the portfolio managers is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Lee Sterne	Senior Portfolio Manager, BlackRock	Since December 2009
Scott Radell	Portfolio Manager, BlackRock	Since December 2009

2.           On page 27 of the Prospectus, the paragraph following “Portfolio Management” that relates to the “NVIT Bond Index Fund” is deleted and replaced with the following:

The NVIT Bond Index Fund is managed by a team comprising of Lee Sterne and Scott Radell.  Messrs. Sterne and Radell are jointly and primarily responsible for the day-to-day management of the Fund and the selection of the Fund’s investments.

Mr. Sterne joined BlackRock as a senior portfolio manager in December 2009. From 2004 to 2009, he was a senior portfolio manager employed by Barclays Global Fund Advisors and Barclays Global Investors, N.A., which was acquired by BlackRock in December 2009. Mr. Sterne received a B.A. degree in German Language/ Literature Studies with a minor concentration in History from Colgate University.

Mr. Radell joined BlackRock as a portfolio manager in December 2009.  From 2004 to 2009, Mr. Radell was a senior portfolio manager employed by Barclays Global Fund Advisors and Barclays Global Investors, N.A., which was acquired by BlackRock in December 2009. Mr. Radell earned a B.A. degree in economics and decision sciences from the University of California at San Diego in 1992.

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